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                                                                     Exhibit 4.1



[STOCK CERTIFICATE FRONT]

[Gilat Logo]               Gilat Satellite Networks Ltd.

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK, USA OR TEL AVIV, ISRAEL

CUSIP M51474 10 0

THIS CERTIFIES THAT ___________________________________________

IS THE REGISTERED HOLDER OF _________________________________

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 0.01 EACH SHARE OF

                          Gilat Satellite Networks Ltd.

(HEREINAFTER CALLED THE "CORPORATION") TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL PROVISIONS OF THE MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION AND AMENDMENTS THERETO OF THE CORPORATION, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HERETO ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE ISSUED UNDER THE FACSIMILE SEAL OF THE CORPORATION.

Dated:

[Signatures:]  _______________   ____________    _____________  [Corporate Seal]
               Chairman of the     President      Secretary
                  Board

AT THE REQUEST OF AND UPON PRESENTATION BY THE HOLDER, THIS CERTIFICATE WILL BE EXCHANGED FOR A HEBREW LANGUAGE SHARE CERTIFICATE.

COUNTERSIGNED AND REGISTERED                COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY     GILAT SATELLITE NETWORKS LTD.
TRANSFER AGENT AND REGISTRAR
BY_________________________                 ___________________________
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE



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[STOCK CERTIFICATE BACK]

The Company will furnish to any shareholder, without charge, upon request to the Secretary of the Company at the Company's principal office or to any of its transfer offices, a full statement of the powers, limitations, designations, relative rights and preferences of its Ordinary Shares and of each other class or series of its stock.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with rights of survivorship and not as tenants in common UNIF GIFT MIN ACT - ..........Custodian...............
                           (Cust)                (Minor)
under Uniform Gift to Minors
Act ...........................
            (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE) __________________

_________________________________________________Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated, ___________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.